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                                                                  EXECUTION COPY
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              SHAREHOLDER DESIGNATION AND STOCK TRANSFER AGREEMENT


     This SHAREHOLDER DESIGNATION AND STOCK TRANSFER AGREEMENT (the "Agreement"), dated as of December 11, 1996, by and among Physicians Quality Care, Inc., a Delaware business corporation ("PQC"); Flagship Health, P.A. a Maryland professional association ("Flagship"); and Laura M. Mumford, M.D. in an individual capacity (the "Shareholder") (hereinafter, collectively, the "Parties").

     WHEREAS, PQC provides management, administrative and other support services to affiliated medical practices;

     WHEREAS, Flagship provides comprehensive medical professional services;

     WHEREAS, the Shareholder is the sole shareholder of all of the issued and outstanding shares of Flagship (the "Shares"); and

     WHEREAS, the parties desire to restrict the transferability of the Shares for the benefit of PQC and its relationship with Flagship;

     NOW THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements contained herein, the Parties agree as follows:

Section 1. - Effective Date and Term
------------------------------------

     1.1  Effective Date: Term.  This Agreement shall be effective as of
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November 30, 1996, and shall continue until terminated in accordance with the provisions of Section 1.2 below.

     1.2  Written Agreement Required.  This Agreement may be terminated only
          --------------------------
upon the written direction of PQC, or upon the execution of a succeeding version of this Agreement with a Successor Shareholder, as defined in Section 10.

Section 2. - Acquisition of Shares
----------------------------------

     2.1  Execution of Agreements.  In consideration of the issuance by Flagship
          -----------------------
of all of the outstanding capital stock to the Shareholder the Shareholder is simultaneously entering into this Agreement.

     2.2  Shareholder Designee's Record Title to Shares.  During the Period of
          ---------------------------------------------
Designation of the Shareholder (as defined in Section 9.1), the Shareholder shall be the shareholder of record of the Shares and shall be entitled to exercise the right to vote in person or by proxy in respect of any and all of the Shares in accordance herewith.
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Section 3. - Transfer of Shares
-------------------------------

     3.1  Attorney-in-Fact.  The Shareholder, on behalf of himself, his
          ----------------
successors and assigns, hereby appoints the Attorney-in-Fact (defined in Section
12) as the Shareholder's and his successors and assign's attorney-in-fact with full power and authority to execute all documents and do all things necessary to effectuate the transfer to the Successor Shareholder, designated as provided in
Section 10 hereof, of record ownership of the Shares held in the name of the Shareholder when the Shareholder's Period of Designation has expired. Such appointment shall be irrevocable. In furtherance of such appointment, the Shareholder has caused, or shall promptly cause upon commencement of the Period of Designation, the Shares and all certificates representing the same and all securities, if any, resulting from a merger or consolidation of Flagship or a split-up or reclassification of the equity of Flagship to be delivered to the Attorney-in-Fact, accompanied by an executed stock power, endorsed in blank.

     3.2  Resignation.  The Shareholder shall have the right to resign for any
          -----------
reason by giving ninety (90) days written notice to the Attorney-in-Fact, which resignation shall become effective upon the expiration of the ninety (90) day period following receipt of such notice by the Attorney-in-Fact. In no event shall the Shareholder have a right to resign prior to the end of the notice period specified in the previous sentence.

     3.3  Automatic Transfer.  The Shares shall be deemed to have been
          ------------------
transferred to the Successor Shareholder, designated as provided in Section 10, without further action by the Shareholder, immediately upon the occurrence of any of the following events (each a "Transfer Event"); provided, however, that
                                                       --------  -------
until the Successor Shareholder shall have made the Shareholders designation effective pursuant to Section 10, the Shareholder shall continue to hold the Shares in trust for the benefit of the Successor Shareholder, subject to the limitations imposed by Section 9.3:

          (a) the death of the Shareholder;

          (b) the incompetence or permanent disability of the Shareholder such that the Shareholder is unable to render any professional services on behalf of Flagship;

          (c) the Shareholder becoming disqualified under Maryland law to be a shareholder of Flagship;

          (d) the resignation of the Shareholder pursuant to Section 3.2;

          (e) any attempt by the Shareholder or by any person to transfer the Shares, whether voluntarily or involuntarily, by operation of law or otherwise, to any person who is not the Successor Shareholder designated by PQC pursuant to Section 10;

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          (f) the filing of any petition for or another documents causing or intended to cause a judicial, administrative, voluntary or involuntary dissolution of Flagship; or

          (g) the designation of a Successor Shareholder by PQC pursuant to
              Section 10, whether or not such designation has become effective under that provision.

     3.4  Effect of Transfer.  Upon the transfer of the Shares, the Shareholder
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shall immediately resign, or be deemed to have resigned, as a director of
Flagship, if the Shareholder holds such position, and from any and all corporate offices if any, of Flagship at the time held by the Shareholder.
Notwithstanding anything to the contrary herein, upon the occurrence of a Transfer Event, the Shares will be immediately transferred, or deemed to be transferred, to the Successor Shareholder upon the effective date of such Transfer Event. The Successor Shareholder shall have from and after such Transfer Event all ownership and voting rights as to the Shares in accordance with this Agreement, irrespective of receipt of a certificate for such Shares, receipt by the Shareholder of payment for the Shares, or any other act or matter. Upon the transfer of the Shares, the Shareholder shall be released in writing from all obligations under this Agreement.

     3.5  Consideration for Transfer.  Shareholder acknowledges that PQC
          --------------------------
transferred to Flagship all consideration required to be paid with respect to the issuance of Shares of Flagship to Shareholder and Shareholder has provided no consideration to Flagship or PQC with respect to Shares issued or held by him. Accordingly, Shareholder agrees and hereby confirms that upon any event requiring or effecting the transfer of Shares to a Successor Shareholder, such transfer shall occur without any consideration being paid or payable to Shareholder, notwithstanding any increase or decline in the value of the Shares or in the value of Flagship's businesses or assets.

Section 4. - Voting of Shares
-----------------------------

     4.1  Election of Directors of Flagship.
          ---------------------------------

          4.1.1  Election.  The Shareholder agrees to consult with the Attorney-
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in-Fact in accordance with Section 12 of this Agreement with respect to the election of directors of Flagship (as defined in the By-laws of Flagship), which consultation shall include a written communication and a written response.

          4.1.2  Vacancies.  In the event of a vacancy for any reason in the
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office of a director, the Shareholder shall consult with the Attorney-in-Fact with respect to the election of a new director.

     4.2  Voting on All Other Matters.  The Shareholder agrees that on any other
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proposal to be voted upon by holders of the Shares that the Shareholder shall vote the Shares, or sign consents taking action on such matter, only after consultation with the Attorney-in-Fact in accordance with Section 12 of this Agreement, except only to the extent the same requires the exercise of professional medical judgment. The Shareholder shall

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consult with the Attorney-in-Fact from time to time as necessary and appropriate to obtain advice with respect to matters to be voted upon by holders of the Shares.

Section 5. - Voting as a Director
---------------------------------

     5.1  Business Judgment.  In the event that the Shareholder shall serve as a
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director of Flagship, the Shareholder shall act in good faith, in a manner the
Shareholder reasonably believes to be in the best interests of Flagship, and with such care as an ordinarily prudent person in a like position would use in similar circumstances in voting and otherwise acting as a member of the Board of Directors of Flagship.

     5.2  Obligation to Consult with the Attorney-in-Fact.  In voting with
          -----------------------------------------------
respect to matters, the approval of which by the Board of Directors of Flagship requires the affirmative vote of the Shareholder, the Shareholder shall consult in advance with the Attorney-in-Fact with respect to such matters before voting on such matters.

Section 6. - Professional Medical Judgment
------------------------------------------

     The other provisions of this Agreement notwithstanding, the Shareholder shall be unfettered in the exercise of the Shareholder's professional medical judgment in the Shareholder's capacity as a shareholder, a director or officer of Flagship to the extent the matters under consideration require the exercise of such judgment.

Section 7. - Notices.  Reports and Information
----------------------------------------------

     The Shareholder shall promptly deliver to the Attorney-in-Fact, on receipt, copies of all written materials received by the Shareholder in such capacity and, consistent with such Shareholders fiduciary obligations as a director of Flagship, all written materials received by the Shareholder in the Shareholder's capacity as a member of the Board of Directors of Flagship.

Section 8. - Distributions and Proceeds
---------------------------------------

     The Shareholder shall promptly give prior notice to PQC of any event giving rise to the receipt of any shares, securities, moneys or property representing a dividend, distribution or return of capital with respect to the Shares. The Shareholder agrees that the Shareholder shall cause any dividend, distribution or return of capital with respect to the Shares to be paid directly to PQC and hereby directs Flagship to make any such payment to PQC. The Shareholder disclaims any beneficial interest in any such dividend, distribution or return of capital.

Section 9. - Designation and Status of Shareholder
--------------------------------------------------

     9.1  Period of Designation of Shareholder.  The Shareholder who executes
          ------------------------------------
this Agreement or an amendment hereto, accepting the Shareholders designation as a "Shareholder" hereunder, shall serve as such for a period commencing on the date hereof, with respect to the original Shareholder, and on the date of acceptance, with respect to

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Successor Shareholders, and in each case continuing until the date such
Shareholder dies, resigns or ceases to serve as the Shareholder in accordance with Section 3.3. As to each Shareholder, such period is referred to herein as a "Period of Designation."

     9.2  No Compensation.  The Shareholder shall not be entitled to receive
          ---------------
compensation for the Shareholder services as Shareholder hereunder.

     9.3  Limitation on Authority.  Other than as provided herein, the
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Shareholder shall not sell, transfer, assign or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber, or permit or suffer any encumbrance, for all or any part of the Shares, except on the express written direction or with the express written consent of the Attorney-in-Fact. Upon the occurrence of an event of automatic transfer pursuant to Section 3.3, the Shareholder shall hold the Shares in trust for the benefit of the Successor Shareholder until the designation of a Successor Shareholder becomes effective, but shall have no authority to act on behalf of or bind Flagship.

Section 10. - Successor Shareholder
-----------------------------------

     At any time PQC may at its sole discretion, and immediately upon the occurrence of any Transfer Event PQC shall, designate a successor shareholder (the "Successor Shareholder") to serve in accordance with this Agreement and with applicable provisions of the Bylaws of Flagship and applicable law. Such Successor Shareholder shall be a physician licensed to practice medicine in the State of Maryland and shall be a party to an employment agreement with PQC. In order to make such designation effective, the Successor Shareholder shall accept such designation by executing a written amendment to this Agreement and expressly, in writing, assume all of the Shareholder's obligations under this Agreement.

Section 11. - Restrictions on Certificate
-----------------------------------------

     Shareholder acknowledges that the certificates representing the Shares to Flagship, issued upon the organization of Flagship, contains the notice of the restrictions on the transfer of such Shares imposed by this Agreement. Such notice shall be substantially in the form of Exhibit A attached hereto and incorporated herein by reference.

Section 12. - Attorney-in-Fact
------------------------------

     PQC is hereby designated as the Attorney-in-Fact for the purposes of this Agreement. The Shareholder shall act upon the advice of PQC as the Attorney-in-Fact in all matters arising with respect to this Agreement. On notice to the Shareholder and Flagship from PQC, the Shareholder shall change the designation of the Attorney-in-Fact to another person or entity designated by PQC.

Section 13. - No Joint Venture
------------------------------

     The relationship created by this Agreement is not intended to be, shall not be deemed to be, and shall not be treated as a general partnership, limited partnership, joint venture, corporation or joint stock company or association.

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Section 14. - Breach
--------------------

     Any (i) attempted sale, transfer, assignment, pledge or other encumbrance or disposition of any of the Shares by the Shareholder or (ii) action by the Shareholder in violation of any of the provisions of this Agreement shall be considered a breach of this Agreement.

Section 15. - Miscellaneous Provisions
--------------------------------------

     15.1  Service as Officer or Director.  Nothing herein shall preclude the
           ------------------------------
Shareholder from serving as an officer or director of Flagship or from serving as a member of any Flagship committee.

     15.2  Successors and Assigns.  This Agreement shall be binding upon the
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parties and their respective successors, assigns, heirs, transferees, executors and administrators, and except as otherwise expressly provided in any particular provision of this Agreement, any subsequent holder or holders of any of the Shares.

     15.3  Notices.  Except as otherwise specified in this Agreement, any notice
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required to be given pursuant to this Agreement shall be given in writing.  Any notice, demand or other communication in connection with this Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed to the respective party at the address set forth on the signature page hereof (or to such party at such other address as such party shall have specified by notice actually received by the other party) and if either (i) actually delivered in fully legible form to such address (evidenced in the case of a telecopy by receipt of the correct answer back) or (ii) in the case of a letter, five (5) days shall have elapsed after the same shall have been deposited in the United States mails, with the first-class postage prepaid and registered or certified.

     15.4  Waiver.  No waiver of any provision hereof shall be effective unless
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made in writing and signed by the waiving party.  The failure of any party to require the performance of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

     15.5  Separability.  If any provision of this Agreement is held for any
           ------------
reason to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall nevertheless remain in full force and effect.

     15.6  Headings.  The headings in this Agreement are intended solely for
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convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     15.7  Governing Law.  This Agreement is made in, and shall be governed by
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and construed in accordance with, the laws of the State of Maryland.

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     15.8  Counterparts.  This Agreement may be executed in three (3) or more
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counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

     15.9  Indemnification.
           ---------------

               (a) PQC shall ensure that the directors and officers liability insurance purchased by Flagship or PQC on behalf of Shareholder shall include coverage for any claims against Shareholder or liabilities arising out of Shareholder's performance of the Shareholder's obligations under this Agreement or the Shareholder's involvement, in the Shareholder's capacity as a shareholder of Flagship (but not in the Shareholder's capacity as a physician), in a proceeding involving alleged medical malpractice by a physician employee of Flagship, and PQC shall indemnify Shareholder for any costs and expenses arising out of such a proceeding in the event such costs and expenses are not reimbursed pursuant to such policy.

               (b) Notification and Defense of Claim.  Not later than thirty
                   ---------------------------------
(30) days after receipt by Shareholder of notice of the commencement of any action, suit or proceeding, Shareholder will, if a claim in respect thereof is to be made against PQC under this Agreement, notify PQC of the commencement thereof but the omission so to notify PQC will not relieve PQC from any liability which it may have to Shareholder otherwise than under this Agreement. With respect to any such action, suit, or proceeding as to which Shareholder notifies PQC of the commencement thereof:

                    (i) PQC will be entitled to participate therein at its own expense;

                    (ii) Except as otherwise provided below, to the extent that it may wish, PQC jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Shareholder. After notice from PQC to Shareholder of its election so as to assume the defense thereof, PQC will not be liable to Shareholder under this Agreement for any legal or other expenses subsequently incurred by Shareholder in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Shareholder shall have the right to employ separate Shareholder's counsel in such action, suit, or proceeding but the fees and expenses of such counsel incurred after notice from PQC of its assumption of the defense thereof shall be at the expense of Shareholder unless (A) the employment of counsel by Shareholder has been authorized by PQC, (B) Shareholder or Shareholder's counsel, in a written opinion to PQC, shall have reasonably concluded that there may be a conflict of interest between PQC and Shareholder in the conduct of the defense of such action or (C) PQC shall not in fact have reasonably promptly employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Shareholder's separate counsel shall be at the expense of PQC. PQC shall not be entitled to assume the defense of any action, suit, or proceeding brought by or on behalf of PQC or as to which Shareholder shall have made the conclusion provided for in (B) above; and

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                    (iii) PQC shall not be liable to indemnify Shareholder under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. PQC shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Shareholder without Shareholder's written consent. Neither PQC nor Shareholder will unreasonably withhold its consent to any proposed settlement.

                    [Rest of page intentionally left blank]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                            PHYSICIANS QUALITY CARE, INC.



                                            By:    /s/ Jerilyn P. Asher
                                               ----------------------------
                                                Name:  Jerilyn P. Asher
                                                Title:    President



                                            FLAGSHIP HEALTH, P.A.



                                            By:   /s/ Laura M. Mumford
                                               -----------------------------
                                                Name:  Laura M. Mumford
                                                Title:    President



                                                  /s/ Laura M. Mumford
                                               -----------------------------
                                                 Laura M. Mumford, M.D.

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                                   EXHIBIT A



                             NOTICE OF RESTRICTIONS



THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS IMPOSED BY THE MARYLAND PROFESSIONAL SERVICE CORPORATION ACT. APPROPRIATE REGULATING BOARD(S), THE CORPORATION'S ARTICLES OF INCORPORATION AND BYLAWS AND THE TERMS OF A SHAREHOLDER DESIGNATION AND RESTRICTED STOCK TRANSFER AGREEMENT BY AND AMONG THE SHAREHOLDER NAMED HEREIN, THE CORPORATION AND ANOTHER PARTY (A COPY OF WHICH IS ON FILE WITH THE CORPORATION AND AVAILABLE WITHOUT CHARGE), AND NO TRANSFER OF THE SHARES REPRESENTED HEREBY OR OF SHARES ISSUED IN EXCHANGE THEREFOR SHALL BE VALID OR EFFECTIVE UNTIL THE TERMS AND CONDITIONS OF SUCH STATUTES, BOARD REQUIREMENTS, ORGANIZATIONAL DOCUMENTS AND AGREEMENT SHALL HAVE BEEN FULFILLED IN THE JUDGMENT OF THE CORPORATION.

THE TRANSFER OF STOCK OF A PROFESSIONAL CORPORATION IS RESTRICTED BY THE MARYLAND PROFESSIONAL SERVICE CORPORATION ACT AND IS SUBJECT TO FURTHER RESTRICTION IMPOSED FROM TIME TO TIME BY THE LICENSING UNIT. STOCK OF A PROFESSIONAL CORPORATION IS ALSO SUBJECT TO A STATUTORY COMPULSORY REPURCHASE OBLIGATION.

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